EXHIBIT 32.1

LZG INTERNATIONAL, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

The undersigned executive officer of LZG International, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.
the quarterly report on Form 10-Q of LZG International, Inc. for the quarter ended November 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of LZG International, Inc.

Date: January 7, 2013	By:	/s/ Greg L. Popp
Greg L. Popp
Principal Executive Officer
Principal Financial Officer